Rosetta Resources Inc.
Investor Presentation
February 2014

Forward-Looking Statements and Terminology Used
This presentation includes forward-looking statements, which give the Company's current expectations or forecasts of future events based on currently available information. Forward-looking statements are statements that are not historical facts, such as expectations regarding drilling plans, including the acceleration thereof, production rates and guidance, resource potential, incremental transportation capacity, exit rate guidance, net present value, development plans, progress on infrastructure projects, exposures to weak natural gas prices, changes in the Company's liquidity, changes in acreage positions, expected expenses, expected capital expenditures, and projected debt balances. The assumptions of management and the future performance of the Company are subject to a wide range of business risks and uncertainties and there is no assurance that these statements and projections will be met. There are risks and uncertainties associated with the Company’s recent acquisition of Permian Basin assets. Factors that could affect the
Company's business include, but are not limited to: the risks associated with drilling of oil and natural gas wells; the Company's ability to find, acquire, market, develop, and produce new reserves; the risk of drilling dry holes; oil and natural gas price volatility; derivative transactions (including the costs associated therewith and the abilities of counterparties to perform thereunder); uncertainties in the estimation of proved, probable, and possible reserves and in the projection of future rates of production and reserve growth;
inaccuracies in the Company's assumptions regarding items of income and expense and the level of capital expenditures;
uncertainties in the timing of exploitation expenditures; operating hazards attendant to the oil and natural gas business; drilling and completion losses that are generally not recoverable from third parties or insurance; potential mechanical failure or underperformance of significant wells; availability and limitations of capacity in midstream marketing facilities, including processing plant and pipeline construction difficulties and operational upsets; climatic conditions; availability and cost of material, supplies, equipment and services;
the risks associated with operating in a limited number of geographic areas; actions or inactions of third-party operators of the
Company's properties; the Company's ability to retain skilled personnel; diversion of management's attention from existing operations while pursuing acquisitions or dispositions; availability of capital; the strength and financial resources of the Company's competitors;
regulatory developments; environmental risks; uncertainties in the capital markets; general economic and business conditions; industry trends; and other factors detailed in the Company's most recent Form 10-K, Form 10-Q and other filings with the Securities and
Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected.
The Company undertakes no obligation to publicly update or revise any forward-looking statements except as required by law. For filings reporting year-end 2013 reserves, the SEC permits the optional disclosure of probable and possible reserves.  The Company has elected not to report probable and possible reserves in its filings with the SEC.  We use the term “net risked resources” or
“inventory” to describe the Company’s internal estimates of volumes of natural gas and oil that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques.  Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company.  Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates.

Company Strategy - Key Elements

2013 Highlights

Rosetta Resources Asset Overview

Strong Growth Track Record

2014 Capital Program ($1.1 Billion1)

EAGLE FORD CORE AREA

Gates Ranch Development Timeline
Eagle Ford Producing Wells By Year with EUR expectations

Gates Ranch
~26,200 net acres in Webb County
Eagle Ford - Dec 31, 2013 Summary
Completions to date:	140 gross completions
Locations remaining:	292 net well locations1

Average2 Lower EF Well Characteristics
Well Costs:	$6.0 - $6.5 MM
Spacing:	55 acres (475 feet apart)
P50 Composite EUR:	1.67 MMBoe (0.7 - 2.7 range)
Condensate Yield:	55 Bbls/MMcf (30 - 80 range)
NGL Yield:	110 Bbls/MMcf
Shrinkage:	23%
4Q 2013: 16 completions
1. Under current 55-acre spacing assumptions
2. Based on 5,000’ lateral length and 15-stage completion
9 miles

55 wells
Our largest continuous group of
producing wells spaced on 55
acres
Well Performance on 55 acres
Compared to similar offsetting wells spaced at 100 acres
The 55 wells are performing in line with 33 comparable offsetting wells albeit at anticipated lower condensate yields. First row offset wells were drilled and completed early in the development of the area and spaced on 100 acres …

Gates Ranch - Offsetting Southern Wells
Far South & Southeast Well Spacing Performance Comparison

Upper Eagle Ford Pilot Areas

Briscoe Ranch
~3,600 net acres in southern Dimmit County

Dec 31, 2013 Summary
Completions to date:	16 gross completions
Locations remaining:	52 net well locations

Average Well Characteristics
Well Costs:	$6.0 - $6.5 MM
Spacing:	50 acres (425 feet apart)

Central Dimmit County Area
~8,500 net acres located in Dimmit County

Dec 31, 2013 Summary
Completions to date:	12 gross completions
Locations remaining:	103 net well locations

Average Well Costs
Light Ranch & Vivion:	$5.5 - $6.0 MM
Lasseter & Eppright:	$6.0 - $6.5 MM
 3 completions

Lasseter & Eppright
Light Ranch
 6 total completions

Vivion
 3 completions

Lopez Farm-In
~500 net acres in Live Oak County
Dec 31, 2013 Summary
Farm-In from Killam Oil
BPO:	100% WI, 75% NRI
APO:	65% WI, 48.75 NRI
Completions to date:	3 completions
Locations remaining:	5 net well locations

Average Well Characteristics
Well Costs:	$7.5 - $8.0 MM
Spacing:	~50 acres (400 feet apart)
16
7-day gross stabilized IP
1,966 Boe/d
(46% oil / 24% NGLs)

Tom Hanks
~3,500 net acres in LaSalle County
Eagle Ford Well
Dec 31, 2013 Summary
Completions to date:	5 gross completions • Eagle Ford (EF) development • Pearsall exploration

Average EF Well Characteristics
Well Costs:	$5.5 - $7.0 MM
Spacing:	~50 acres (400 feet apart)
Completions to date:	4 EF completion
Locations remaining:	51 net EF well locations
7-day gross stabilized IP
657 Boe/d (91% oil)
• 1 completion - exploration
• Un-stabilized test rate at 5 MMcf/d
• Gas content includes 1% H2S

PERMIAN BASIN CORE AREA

Permian - Reeves County
~41,000 net acres1

9
10
77
11
19
53
13
26
29
6
14
17
30
30
14
30
19
31
43
44
41
14
27
9
12
26
8
5
24
12
1
23
11
25
7
24
25
13
30
1
23
263
3
5
4
6
1
1
199
257
14
264
269
12
198
23
24
13
24
270
16
17
18
13
24
22
21
1
24
22
23
20
21
19
8
272
29
30
25
26
27
28
29
30
25
208
20
BALMORHEA 32-15 #1H
FEET
0
5,000
Gaucho 15-2H
Completed 12/2013
7-day gross stabilized IP, Boe/d
829 (74% oil / 10% NGLs)
Current Horizontal Drilling
Rosetta Operated
Other Operators
Rosetta Operated
Rosetta Non-Operated
21
20
19
611 gross operated (Avg 74% WI)
Horizontal Well Locations1
Permian - Horizontal Development Plan 12/31/2013
20
1. Horizontal project count includes potential in multiple horizons (Wolfcamp A, B-C, and 3rd Bone Spring).
Hz Drilled Awaiting Completion
~2.5 miles

Total Company Inventory
+/- 1,650 net wells -- remaining as of 12/31/2013 (excluding Upper Eagle Ford)

	Net acres	Drilling rig activity	Wells completed by Rosetta	Wells awaiting completion	Well Spacing	Remaining locations	Avg Cost / Well ($M)	Years remaining
Gates Ranch (75% NRI)	26,200	2 - 3	140	28	55	292	$6.0- $6.5
Briscoe Ranch (81.3% NRI)	3,600	1	16	16	50	52	$6.0 - $6.5
Central Dimmit1 (75 - 77% NRI)	8,500	1	12	7	60	103	$5.5 - $7.0
Tom Hanks (77% NRI)	3,500	0 - 1	4	10	50	51	$5.5 - $7.0
Lopez (75% NRI)	500	1	3	0	50	5	$7.5 - $8.0
Undelineated Acreage2 (75 - 77% NRI)	5,900	-	0	0	50 - 70	47	$5.5 - $7.0
Encinal (75 - 77% NRI)	12,700	-	4	0	80	96	$6.0 - $6.5
Total Eagle Ford3	60,900	4 - 5	179	61	50 - 80	646	$5.5 - $8.0	7 (90 wells per year)
Tom Hanks (Pearsall)		-	1	0	60	39	Exploration
Permian (Reeves Co.) Vertical	41,000	2	31	3	20	510	$3.2 - $3.5
Permian (Reeves Co.) Horizontal4		4	2	0	660’ between laterals	446	$8.0 - $8.5
Total Company	101,900	9 - 11	213	64	20 - 80	1,641	$3.2 - $8.5	17 - 18
1. Central Dimmit includes L&E, Vivion and Light Ranch
2. Denotes roughly 5,900 net acres in the liquids window of the play
3. Excludes producing areas in Karnes Trough that are fully developed
4. Horizontal project count includes potential in multiple horizons (Wolfcamp A, B-C, and 3rd Bone Springs)

MARKETING AND FINANCIAL OVERVIEW

Gas Transportation Capacity
Firm gross wellhead gas takeaway
• 245 MMcf/d today
Four processing options - Gathering (Plant)
• Regency (Enterprise Plants)
• Energy Transfer “ETC” Dos Hermanas (King Ranch)
• Eagle Ford Gathering (Copano Houston Central)
• ETC Rich Eagle Ford Mainline (LaGrange/Jackson)
Oil Transportation Capacity
Gates Ranch, Briscoe Ranch & Central Dimmit Co.
• Plains Crude Gathering - Firm gathering capacity of 25,000 Bbls/d to Gardendale hub with up to
 60,000 Bbls storage; operating since April 2012
• Access to truck and rail loading and pipeline connections
Karnes Trough
• Rosetta-owned oil truck-loading facility operating since late July 2012
• Trucking readily available
Eagle Ford Multiple Takeaway Options

Gates Ranch NGL
Breakdown January 2014

Oil
 • Currently trucked from leases
 • Oil gravity range 45 - 49 degrees and receives no gravity deducts
Natural Gas
 • Gas is rich and is processed at two plants
 • Most leases under long-term gathering agreement
 • Residue gas sales tied to Waha and Permian indices
NGLs
 • NGLs extracted under firm, multi-year gathering/processing agreements
 • Combination of net proceeds and Mont Belvieu pricing
Permian Basin Marketing

Commodity Derivatives Position - February 24, 2014

Liquidity
Adequate liquidity available to fund 2014 $1.1 billion capital program

Investment Summary
• Drill-bit focused producer with large acreage positions in liquids-rich
 Eagle Ford and oil-weighted Permian Basin plays
• Attractive core Delaware Basin position
• Successful operator in the high-return Eagle Ford area
• Large inventory of future growth opportunities
• Financial strength and flexibility; conservative philosophy

“Rosetta Resources - Building Rock Solid Value”

APPENDIX

Drilling Time Performance

Well Cost Performance - Permian Horizontals

Well Cost Performance - Permian Verticals

Attractive Well Economics (Typical Well)

Gates Ranch - Far South
P50 Type Curve
EUR 2.35 MMBoe (2.0-2.7)
16% Oil / 39% NGLs
Rosetta Wells
#4-19 (3,700’ lateral)

Gates Ranch - Southeast
P50 Type Curve
EUR 2.15 MMBoe (1.8-2.5)
16% Oil / 39% NGLs
Rosetta Wells
#4-19 (3,700’ lateral)

Gates Ranch - North Central excluding 9-5
P50 Type Curve
EUR 1.13 MMBoe (0.8-1.5)
20% Oil / 37% NGLs

Gates Ranch - Far North
P50 Type Curve
EUR 1.02 MMBoe (0.7-1.3)
20% Oil / 37% NGLs

P50 Type Curve - 925 MBoe
(22% Oil / 41% NGLs)
Briscoe Ranch
(days)
Initial Well

(days)
P50 Type Curve - 892 MBoe
(42% Oil / 29% NGLs)
Central Dimmit - Lasseter & Eppright

Permian - Reeves County
Vertical Wolfbone
Central
East
Normalized Time (year)
Normalized Time (year)
Wolfbone Area	Central	East
Well Costs ($MM):	$3.5	$3.5
Spacing:	20-acre	20-acre
30-Day IP Boepd (gross):	237	269
Composite EUR Mboe (gross):	255	226
% Oil:	70%	65%
% NGL:	16%	19%

Permian - Reeves County
Upper Wolfcamp Horizontal Type Curve

*All production data normalized to 5,000' lateral length
Note: Rosetta reports reserves and production in 3-stream, however to compare offsetting wells with 2-stream public data, 2-stream data is being used on this chart
P50 Type Curve
Average Well Costs ($MM)	$8.5
30-Day IP Boepd (gross)	1,090
Composite EUR Mboe (gross)	550
% Oil	74%
% NGL	10%

($ in millions)
	Year ended December 31,
	2011	2012	2013
Net Income	$100.5	$159.3	$199.4
Income tax expense	55.7	95.9	110.6
Interest expense, net of interest capitalized	21.3	24.3	36
Other income (expense), net	0.9	0.1	0.3
Depreciation, depletion and amortization	123.2	154.2	218.6
EBITDA	$301.7	$433.8	$564.9
Unrealized derivative loss (gain)	(1.2)	(19.7)	16.3
Stock-based compensation expense	29	18.5	11
Adjusted EBITDA	$329.5	$432.7	$592.2

Adjusted EBITDA Reconciliation
41
EBITDA is calculated as net income, excluding income tax expense, interest expense, net of interest capitalized, other income (expense), net, and depreciation, depletion and amortization. Adjusted EBITDA is calculated as EBITDA excluding unrealized gains or losses on derivative instruments and stock-based compensation expense.

Debt and Capital Structure